Exhibit 10.1

OMNIBUS Amendment AGREEMENT

This Omnibus Amendment Agreement (this “Agreement”), dated as of August 19, 2025, is by and between TNF Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and the investor listed on the signature page attached hereto (the “Investor”).

WITNESSETH

Whereas, the Company and the Investor are party to that certain Securities Purchase Agreement, dated as of February 21, 2023 (the “Series F Purchase Agreement”), and each of the investors signatory thereto, pursuant to which the Company sold to the Investor shares of the Company’s Series F Convertible Preferred Stock, par value $0.001 per share (the “Series F Preferred Stock”), the terms of which are set forth in the Amended and Restated Certificate of Designations of the Series F Convertible Preferred Stock (as amended, the “Series F Certificate of Designations”), and accompanying warrants (the “Series F Warrants,” and, together with the Series F Purchase Agreement and the Series F Certificate of Designations, the “Transaction Documents”) to purchase shares of the Company’s common stock, par value $0.001 per share (“Common Stock”);

WHEREAS, the Company and the Investor are party to that that certain Securities Purchase Agreement, by and among the Company and each of the investors signatory thereto, dated as of May 20, 2024 (as amended, the “Series F-1 Purchase Agreement”), pursuant to which the Company issued to the Investor (i) shares of the Company’s Series F-1 Convertible Preferred Stock, par value $0.001 per share (“Series F-1 Preferred Stock”), the terms of which are set forth in the Certificate of Designations of the Series F-1 Convertible Preferred Stock (as amended, the “Series F-1 Certificate of Designations”), (ii) accompanying warrants to purchase shares of the Company’s Common Stock with a term of five (5) years from the date of issuance (as amended, the “Long-Term Warrant”), and (iii) accompanying warrants to purchase shares of the Company’s Common Stock with an initial term of eighteen (18) months from the date of issuance (as amended, the “Short-Term Warrant” and, together with the Long-Term Warrant and the Series F Warrants, collectively, the “Warrants” and, the Short-Term Warrants, the Long-Term Warrants, the Series F-1 Certificate of Designations and the Series F-1 Purchase Agreement, collectively, the “Series F-1 Transaction Documents”);

Whereas, the Investor holds at least a majority of the outstanding shares of Series F Preferred Stock and the Series F-1 Preferred Stock and, in each case, thereby constitutes the Required Holder (as defined in the Series F Certificate of Designations and Series F-1 Certificate of Designations); and

WHEREAS, the Company and the Investor desire to amend certain provisions of the Transaction Documents and Series F-1 Transaction Documents.

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Now, therefore, in consideration of the premises and mutual covenants and obligations hereinafter set forth, the parties hereto, intending legally to be bound, hereby agree as follows:

1.	Definitions. Capitalized terms used herein but not otherwise defined herein shall have the respective meanings given such terms in the Series F Certificate of Designations and Series F-1 Certificate of Designations, as applicable.

2.	Amendment to the Certificate of Designations. The parties hereto hereby agree to amend the terms of the Series F Preferred Stock as set forth in the Certificate of Amendment to the Certificate of Designations of the Series F Preferred Stock in the form attached hereto as Exhibit A (the “Amendment”), with such Amendment being effective as of June 30, 2025. The Company shall promptly file the Amendment with the Secretary of State of the State of Delaware and provide a copy thereof to the Investor promptly after such filing.

3.	Amendment to the Series F-1 Certificate of Designations. The parties hereto hereby agree to amend the terms of the Series F-1 Preferred Stock as set forth in the Certificate of Amendment to the Series F-1 Certificate of Designations in the form attached hereto as Exhibit B (the “Series F-1 Amendment”), with such Series F-1 Amendment being effective as of June 30, 2025. The Company shall promptly file the Series F-1 Amendment with the Secretary of State of the State of Delaware and provide a copy thereof to the Investor promptly after such filing.

4.	Amendment to Warrants. The parties hereto hereby agree to amend the terms of each of the Warrants such that each of the Warrants shall have a term expiring on August 15, 2030.

5.	Increase in Board Size. In consideration of the foregoing, the Company hereby agrees that the Investor, shall be entitled to nominate one (1) director of the Company one time, provided that such nomination shall be approved by the Company’s Nominating and Governance Committee, which approval shall not be unreasonably withheld. If the Investor fails to elect a director to fill the directorship for which they are entitled to elect a director, then the directorship not so filled shall remain vacant until such time as the Investor elects a person to fill such directorship by vote or written consent in lieu of a meeting; and no such directorship may be filled by stockholders of the Company other than by the stockholders of the Company that are entitled to elect a person to fill such directorship, voting exclusively and as a separate class. The holders of record of the shares of Common Stock and of any other class or series of voting stock (including the Series F Preferred Stock and Series F-1 Preferred Stock), exclusively and voting together as a single class, shall be entitled to elect the balance of the total number of directors of the Company. Except as otherwise provided in this Section 5, a vacancy in any directorship filled by the holders of any class or series shall be filled only by vote or written consent in lieu of a meeting of the holders of such class or series or by any remaining director or directors elected by the holders of such class or series pursuant to this Section 5. In furtherance of the foregoing, the Company hereby agrees to increase the size of the board of directors of the Company to seven directors.

6.	Counterparts; Facsimile Execution. This Agreement may be executed in one or more counterparts (including by electronic mail, in PDF or by DocuSign or similar electronic signature), all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

7.	Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Nothing contained herein shall be deemed or operate to preclude the Investor from bringing suit or taking other legal action against the Company in any other jurisdiction to collect on the Company’s obligations to the Investor or to enforce a judgment or other court ruling in favor of the Investor.

8.	EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR UNDER ANY OTHER TRANSACTION DOCUMENT OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT, OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY.

9.	Terms and Conditions of the Transaction Documents and the Series F-1 Transaction Documents. Except as modified and amended herein, all of the terms and conditions of the Transaction Documents and the Series F-1 Transaction Documents shall remain in full force and effect.

[Signature pages follow immediately.]

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[Company Signature Page to Amendment Agreement]

In witness whereof, the undersigned has executed and delivered this Agreement as of the date first above written.

Company:

TNF Pharmaceuticals, Inc.

By:
Name:
Title:

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[Investor Signature Page to Amendment Agreement]

In witness whereof, the undersigned has executed and delivered this Agreement as of the date first above written.

Name of Investor:

By:
Name of signatory:
Title:

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Exhibit A

Form of Amendment to Certificate of Designations

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Exhibit B

Form of Amendment to Series F-1 Certificate of Designations

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